YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We  are  pleased  to report the performance for Dreyfus Global Bond Fund, Inc.
for   the  12-month  period  ended  November  30,  1998.  During  this  period, characterized by positive global bond markets but highly volatile underlying currencies, the Dreyfus Global Bond Fund, Inc. was able to deliver a positive U.S. Dollar return. For that period, your Fund produced a total return of 9.70% ,* which compares to a total return of 12.52% for the Salomon Smith Barney World Government Bond Index (fully hedged) and 12.69% for the unhedged version of that Index.**

ECONOMIC REVIEW

  The year began with attempts, led by the IMF, to rescue the shattered Asian economies. Calm was restored to financial markets, and bond investors looked forward to the prospect of moderate global growth and low inflation. As the year progressed, economic data began to show that developed economies were slowing more than expected. This prompted a series of interest rate cuts by central banks around the world, leading to very positive global bond market performance

  Global growth was supported by the U.S. economy, where consumer spending remained strong despite weaker export growth and declining corporate profits. Japan, in contrast, remained mired in recession. In November, the U.S. ratings agency, Moody's, downgraded Japanese debt due to the ballooning fiscal deficit.

In Europe, all eyes were on the imminent arrival of the Euro. At the beginning of May, European finance ministers decided which countries would become part of the European Monetary Union on January 1, 1999. Recent weaker economic data has led to the suggestion that Europe's left-wing governments will be willing to relax some of their tighter fiscal constraints, once the Euro is launched. This could end up keeping European interest rates higher, despite the favorable outlook for European inflation, as the new European Central Bank establishes credibility in the markets.

MARKET ENVIRONMENT

Global bonds were consistently strong over the last year. The U.K. bond market performed very well, rising 19%, partly due to its high duration compared with other markets. Core European markets rose between 11% and 13% as they converged ahead of European monetary union. U.S. bonds also rallied 11%. Despite touching record low yields at one point in the year, Japanese bonds gave the poorest local currency return.

  Currency markets were volatile. After a sustained period of U.S. Dollar strength, the Japanese Yen rebounded very rapidly in early October as investors were unwinding short Yen positions, and the Fed unexpectedly cut interest rates. The Deutschmark also rose strongly over this period. Over the entire year, net currency movements very nearly matched interest rate differentials, so that unhedged and hedged versions of the Salomon Smith Barney World Government Bond Index gave similar returns.

PORTFOLIO FOCUS

  We worked hard to position the portfolio in what we believed were attractive markets. The attractiveness of markets was assessed on the basis of adjusted real yields using our value-based model. As a result of our generally positive view on interest rates during the reporting period, the Fund benefited from holding long-duration bonds, particularly in the second half of the year. In terms of market selection, good performance was generated by the substantial holding of Australian bonds held in the first part of the year. In the latter six months, the portfolio shifted into European markets, in particular Spain, the Netherlands and Sweden.

  The currency exposure of the Fund was carefully controlled over a difficult period. We hedged out all exposure to the Australian Dollar resulting from the bond holding, due to our negative view on the currency. Instead, Sterling and, more recently, the Deutschmark were favoured. Further diversification was obtained through small holdings of Swedish Krone and New Zealand Dollars, and more recently the Japanese Yen. However, the overall level of foreign currency exposure of the Fund was hedged back aggressively to the extent of 81% on average throughout the period, and by as much as 98% in January 1998. This successfully provided the Fund with protection against the full repercussions of foreign currency weakness in the first half of the year. A generally lower level of hedging applied in the second half.

  Following the positive performance over the last year, we believe the Fund is well positioned for the immediate future. We will, of course, continue to adjust the Fund' s portfolio as we deem appropriate in light of economic and market conditions.

           Sincerely



               [Christine Downton signature]


               Christine Downton

               Portfolio Manager

December 18, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC.-- Unlike the Fund, which can invest in both corporate and government bonds, the Salomon Smith Barney World Government Bond Index is a fixed-income index and is a market-capitalization-weighted benchmark that tracks the performance and covers debt issues of 14 government bond markets.


DREYFUS GLOBAL BOND FUND, INC.                              NOVEMBER 30, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GLOBAL BOND FUND,
   INC. AND THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX (UNHEDGED)

                                    Dollars

$15,083

Dreyfus Global Bond Fund, Inc.

$14,302

Salomon Smith Barney World Government Bond Index* (unhedged)

*Source: Salomon Smith Barney, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

              One Year Ended                      From Inception (3/18/94)
            November 30, 1998                      to November 30, 1998
           ____________________                   __________________________

                9.70%                                   9.12%
---------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Global Bond Fund, Inc. on 3/18/94 (Inception Date) to a $10,000 investment made in the Salomon Smith Barney World Government Bond Index (unhedged) on that date. For comparative purposes, the value of the Index on 3/31/94 is used as the beginning value on 3/18/94. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Salomon Smith Barney World Government Bond Index (unhedged) is a fixed-income index and is a market-capitalization weighted benchmark that tracks the performance and covers debt issues of 14 government bond markets. The Index measures the total rate-of-return performance for government bond markets with a remaining maturity of at least one year and does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    NOVEMBER 30, 1998

                                                                                                    Principal
Bonds and Notes--86.3%                                                                               Amount            Value
-------------------------------------------------------                                           ____________     ____________
                     Banking--23.0% Bayerische Landesbank Girozentrale,

                                        Notes, 6.625%, 2007  . . . . . . . . . . . . . . .      $     620,000     $     661,900

                                    DSL Finance,

                                        Gtd. Notes, 6%, 2007 . . . . . . . . . . . . . . .            590,040  (a)      660,644

                                    European Investment Bank,

                                        Notes, 6.875%, 2009  . . . . . . . . . . . . . . .            590,000           657,305

                                    International Bank for Reconstruction and Development,

                                        Notes, 6.375%, 2005  . . . . . . . . . . . . . . .            410,000           437,553

                                    Sudwestdeutsche Landesbank Capital Markets,

                                        Gtd. Bonds, 6%, 2008 . . . . . . . . . . . . . . .            605,000           636,517

                                    Swedish Export Credit,

                                        Notes, 5.625%, 2005  . . . . . . . . . . . . . . .            766,777  (b)      809,994

                                                                                                                   ____________

                                                                                                                      3,863,913

                                                                                                                   ____________

                  Foreign/

               Governmental--59.0%  Bundesrepublik Deutschland,

                                        Bonds, 4.75%, 2008 . . . . . . . . . . . . . . . .            354,024  (a)      376,480

                                    Canada Government Bonds,

                                        6%, 2008 . . . . . . . . . . . . . . . . . . . . .            456,621  (c)      490,943

                                    France O.A.T., Deb.,

                                        5.25%, 2008  . . . . . . . . . . . . . . . . . . .            492,975  (d)      539,624

                                    Government of New Zealand Bonds,

                                        7%, 2009 . . . . . . . . . . . . . . . . . . . . .            314,820  (e)      351,053

                                    Kingdom of Sweden Notes,

                                        9%, 2009 . . . . . . . . . . . . . . . . . . . . .          1,153,233  (b)    1,594,255

                                    Netherlands Government Bonds,

                                        7.50%, 2010  . . . . . . . . . . . . . . . . . . .          2,337,085  (f)    3,034,978

                                    Spain Government Deb.:

                                        8.80%, 2006  . . . . . . . . . . . . . . . . . . .          1,200,972  (g)    1,564,234

                                        6%, 2008 . . . . . . . . . . . . . . . . . . . . .          1,711,211  (g)    1,935,914

                                                                                                                   ____________

                                                                                                                      9,887,481
                                                                                                                   ____________

            U.S. Government--4.3%   U.S. Treasury Bonds,

                                        7.25%, 5/15/2016 . . . . . . . . . . . . . . . . .            594,000           727,133
                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $13,740,942) . . . . . . . . . . . . . . . .                          $14,478,527
                                                                                                                   ____________


DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        NOVEMBER 30, 1998

                                                                                                   Principal

Short-Term Investments--6.3%                                                                        Amount           Value
-------------------------------------------------------                                          ____________    ______________

U.S. Treasury Bills;  3.82%, 1/21/1999

                                        (cost $1,055,259)  . . . . . . . . . . . . . . . .         $1,061,000      $  1,054,337
                                                                                                                   ____________

TOTAL INVESTMENTS (cost $14,796,201) . . . . . . . . . . . . . . . . . . . . . . . . . . .              92.6%       $15,532,864
                                                                                                      _______      ____________

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               7.4%      $  1,233,718
                                                                                                      _______      ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $16,766,582
                                                                                                      _______      ____________


NOTES TO STATEMENT OF INVESTMENTS:
-----------------------------------------------------------------------------

(a)  Converted to U.S. Dollars from German Deutsche Marks.

(b)  Converted to U.S. Dollars from Swedish Krona.

(c)  Converted to U.S. Dollars from Canadian Dollars.

(d)  Converted to U.S. Dollars from French Francs.

(e)  Converted to U.S. Dollars from New Zealand Dollars.

(f)  Converted to U.S. Dollars from Dutch Guilders.

(g)  Converted to U.S. Dollars from Spanish Pesetas.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         NOVEMBER 30, 1998

                                                                                                    Cost              Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of
                                   Investments . . . . . . . . . . . . . . . . . . . . . .        $14,796,201       $15,532,864

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .            895,829           883,556

                                 Receivable for investment securities sold . . . . . . . .                              839,779

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              548,464

                                 Net unrealized appreciation on forward currency
                                   exchange contracts--Note 4(a) . . . . . . . . . . . . .                              152,950

                                 Receivable for forward currency exchange contracts closed . .                           96,747

                                 Receivable for shares of Common Stock subscribed  . . . .                               33,522

                                 Prepaid expenses and other assets . . . . . . . . . . . .                                9,173

                                 Due from The Dreyfus Corporation and affiliates . . . . .                                6,418
                                                                                                                   ____________

                                                                                                                     18,103,473
                                                                                                                   ____________

LIABILITIES:                     Due to Distributor  . . . . . . . . . . . . . . . . . . .                                3,370

                                 Payable for investment securities purchased . . . . . . .                              827,886

                                 Payable for forward currency exchange contracts closed  .                              394,583

                                 Payable for shares of Common Stock redeemed . . . . . . .                               70,655

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               40,397
                                                                                                                   ____________

                                                                                                                      1,336,891
                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $16,766,582
                                                                                                                   ____________

REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $15,781,237

                                 Accumulated distributions in excess of investment
                                   income--net . . . . . . . . . . . . . . . . . . . . . .                             (544,428)

                                 Accumulated net realized gain (loss) on investments
                                   and foreign currency transactions . . . . . . . . . . .                              639,952

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions  . . .                              889,821
                                                                                                                   ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $16,766,582
                                                                                                                   ____________

SHARES OUTSTANDING

(300 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED). . . . . . . . . . . . . .                            1,267,116

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $13.23
                                                                                                                        _______

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income (net of $3,237 foreign taxes
                                    witheld at source) . . . . . . . . . . . . . .                                $   809,445

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .         $     99,683

                                 Shareholder servicing costs--Note 3(b)  . . . . .               45,781

                                 Auditing fees . . . . . . . . . . . . . . . . . .               30,681

                                 Registration fees . . . . . . . . . . . . . . . .               27,722

                                 Directors' fees and expenses--Note 3(c) . . . . .               24,641

                                 Organization expenses . . . . . . . . . . . . . .               13,003

                                 Legal fees  . . . . . . . . . . . . . . . . . . .               10,905

                                 Prospectus and shareholders' reports  . . . . . .               10,730

                                 Custodian fees  . . . . . . . . . . . . . . . . .                7,177

                                 Loan commitment fees--Note 2  . . . . . . . . . .                   76

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                8,548

                                                                                            ___________

                                        Total Expenses . . . . . . . . . . . . . .              278,947

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . .              (86,626)
                                                                                            ___________

                                        Net Expenses . . . . . . . . . . . . . . .                                    192,321
                                                                                                                  ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    617,124
                                                                                                                  ___________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments and
                                    foreign currency transactions  . . . . . . . .         $     46,210

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . .               27,978
                                                                                            ___________

                                        Net Realized Gain (Loss) . . . . . . . . .                                     74,188

                                 Net unrealized appreciation (depreciation) on
                                    investments and foreign currency transactions  .                                  694,741
                                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                    768,929
                                                                                                                  ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                 $1,386,053
                                                                                                                   ___________
                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended          Year Ended
                                                                                        November 30, 1998    November 30, 1997
                                                                                       ___________________  __________________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $      617,124        $     569,985

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .              74,188              499,174

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .             694,741             (461,429)
                                                                                           _____________        _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .           1,386,053              607,730
                                                                                           _____________        _____________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (852,420)            (755,805)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .            (115,181)               ---
                                                                                           _____________        _____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (967,601)            (755,805)
                                                                                           _____________        _____________

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .           7,516,813            2,809,403

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             840,782              677,809

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          (4,055,687)          (2,071,927)

                                                                                           _____________        _____________

       Increase (Decrease) in Net Assets from Capital Stock Transactions . . . . . .           4,301,908            1,415,285
                                                                                           _____________        _____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .           4,720,360            1,267,210

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          12,046,222           10,779,012
                                                                                           _____________        _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $16,766,582          $12,046,222
                                                                                           _____________        _____________

UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME)--NET. .     $    (544,428)      $       99,270
                                                                                           _____________        _____________

                                                                                               Shares               Shares
                                                                                           _____________        _____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             590,731              220,169

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .              66,344               53,428

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (318,868)            (162,545)
                                                                                            _____________        _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .             338,207              111,052
                                                                                            _____________        _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                     Year Ended November 30,
                                                                      _______________________________________________________

PER SHARE DATA:                                                     1998         1997         1996         1995        1994(1)
                                                                  _______      _______      _______      _______      _______
   Net asset value, beginning of period  . . . . . . . . . .       $12.97       $13.18       $13.07       $12.04       $12.50
                                                                  _______      _______      _______      _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .56(2)       .65(2)       .77(2)       .85          .65

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . . .          .63          .02          .55         1.06         (.54)
                                                                  _______      _______      _______      _______      _______

   Total from Investment Operations  . . . . . . . . . . . .         1.19          .67         1.32         1.91          .11
                                                                  _______      _______      _______      _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.81)        (.88)       (1.21)        (.88)        (.57)

   Dividends from net realized gain on investments . . . . .         (.12)          --           --           --           --
                                                                  _______      _______      _______      _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . . .         (.93)        (.88)       (1.21)        (.88)        (.57)
                                                                  _______      _______      _______      _______      _______

   Net asset value, end of period  . . . . . . . . . . . . .      ($13.23)      $12.97       $13.18       $13.07       $12.04
                                                                  _______      _______      _______      _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . .         9.70%        5.42%       10.96%       16.47%        1.29%(3)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . ..        1.35%       1.35%         1.34%         .81%          --

   Ratio of net investment income to average
       net assets  . . . . . . . . . . . . . . . . . . . . .         4.36%       5.10%         5.87%        6.76%        7.83%(3)

   Decrease reflected in above expense ratios due to
       undertakings by the Manager . . . . . . . . . . . . .          .61%        .75%          .66%        1.12%        2.49%(3)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . .       222.22%     274.83%        81.34%       20.46%        4.16%(4)

   Net assets, end of period (000's Omitted) . . . . . . . .      $16,767     $12,046       $10,779      $16,480      $15,275
------------------------

(1) From March 18, 1994 (commencement of operations) to November 30, 1994.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as a non-diversified open-end management investment company. The Fund's investment objective is to seek total return. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  As of November 30, 1998, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 570,017 shares of the Fund.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $7,478 during the period ended November 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

On November 30, 1998, the Board of Directors declared a cash dividend of $.043 per share from undistributed investment income-net, payable on December 1, 1998 (ex-dividend date) , to shareholders of record as of the close of business on November 30, 1998.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended November 30, 1998, the Fund reclassified $408,402 from accumulated net realized gain on investments to accumulated distributions in excess of investment income-net.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from December 1, 1997 through November 30, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses) exceed an annual rate of 1.35% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $86,626 during the period ended November 30, 1998.

  (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1998, the Fund was charged $35,601 pursuant to the Shareholder Services Plan.

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1998, the Fund was charged $5,816 pursuant to the transfer agency agreement.

  (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1998 amounted to $29,088,640 and $24,279,744, respectively.

In addition, the following summarizes open forward currency exchange contracts at November 30, 1998:


                                                             Foreign                                               Unrealized
                                                            Currency                                             Appreciation
Forward Currency Exchange Contracts                          Amounts        Proceeds              Value         (Depreciation)
_________________________________                           ________       __________          __________        ____________
Sales:
______

   British Pounds, expiring 12/16/98 . . . . . . . . . .       1,638,000      $2,737,313          $2,701,788        $  35,525

   Canadian Dollars, expiring 12/16/98 . . . . . . . . .         770,000         498,866             502,283           (3,417)

   German Deutsche Marks, expiring 12/16/98  . . . . . .      14,716,000       8,766,603           8,689,850           76,753

   New Zealand Dollars, expiring 12/16/98  . . . . . . .         643,000         322,465             337,645          (15,180)

   Swedish Krona, expiring 12/16/98  . . . . . . . . . .      23,935,000       3,005,925           2,938,253           67,672

Purchases:                                                                     Cost
_________                                                                    _________

   Japanese Yen, expiring 12/16/98 . . . . . . . . . . .      55,000,000     $   455,876             447,473           (8,403)
                                                                                                                   ___________

      TOTAL  . . . . . . . . . . . . . . . . . . . . . .                                                             $152,950
                                                                                                                   ___________

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

  (B) At November 30, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $889,613 consisting of $917,534 gross unrealized appreciation and $27,921 gross unrealized depreciation.

  At November 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS GLOBAL BOND FUND, INC.

  We have audited the accompanying statement of assets and liabilities of Dreyfus Global Bond Fund, Inc., including the statement of investments, as of November 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Bond Fund, Inc. at November 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

January 14, 1999



DREYFUS GLOBAL BOND FUND, INC.
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Fund hereby designates $.086 per share as a long-term capital gain distribution of the $.430 per share paid on December 23, 1997.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS GLOBAL BOND FUND, INC.

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                             098AR9811

Global Bond

Fund, Inc.

Annual Report

November 30, 1998